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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 1998

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
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      (Exact name of registrant as specified in its governing instruments)

        Delaware                       333-7854                56-1643598
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(State or other jurisdiction   (Commission File Numbers)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                             One First Union Center
                      Charlotte, North Carolina 28228-0600
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (704) 374-6828

                                                        Exhibit Index appears on
                                                                          page 4

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Item 5.  Other Events

            On or about May 28, 1998, the Registrant will cause the issuance and sale of approximately $3,474,000,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-C2, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 1998, among the Registrant, First Union National Bank as master servicer, Criimi Mae Services Limited Partnership as special servicer and Norwest Bank Minnesota, National Association as trustee (the "Pooling and Servicing Agreement").

            In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Lehman Brothers Inc., BancAmerica Robertson Stephens and First Union Capital Markets (the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-7854, furnished to one or more prospective investors on May 6, 1998 a Term Sheet setting forth certain information about certain of the mortgage loans expected to be deposited in trust under the Pooling and Servicing Agreement and the size and structure of the potential offering (the "Term Sheet"). This Term Sheet is being filed as an exhibit to this report.

            The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.
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Item 7. Financial Statements and Exhibits

        (a) Financial Statements.

            Not applicable.

        (b) Pro Forma Financial Information

            Not applicable.

        (c) Exhibits

                      Item 601(a) of Regulation
  Exhibit Number           S-K Exhibit No.                Description
  --------------           ---------------                -----------
        1                         99                      Term Sheet
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST UNION COMMERCIAL
                                  MORTGAGE SECURITIES, INC.


                                By:      /s/ Brian E. Simpson
                                     -----------------------------
                                     Name:   Brian E. Simpson
                                     Title:  President

Dated:  May 8, 1998
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                                  EXHIBIT INDEX

                     Item 601(a) of
                       Regulation
Exhibit Number       S-K Exhibit No.        Description
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      1                    99               Term Sheet